Financial income and expenses	12 Months Ended
Dec. 31, 2024
Financial income and expenses [Abstract]
Financial income and expenses
7    Financial income and expenses

Accounting policies
Financial income and expenses are recognized on the accrual basis in the Consolidated statements of income. Interest income and expense are measured using the effective interest method. Dividend income is recognized in the consolidated statements of income on the date that the company’s right to receive payment is established, which in the case of quoted securities is normally the ex-dividend date.
Philips Group
Financial income and expenses in millions of EUR

	2022	2023	2024
Interest income	25	46	79
Interest income from loans and receivables	7	13	12
Interest income from cash and cash equivalents	18	33	67
Dividend income from financial assets	3	2	3
Net gains from disposal of financial assets			2
Net change in fair value of financial assets through profit or loss	9
Other financial income	20	15	21
Financial income	58	63	105
Interest expense	(235)	(277)	(288)
Interest expense on debt and borrowings	(200)	(229)	(231)
Finance charges under lease contract	(25)	(27)	(37)
Interest expense on pensions	(10)	(21)	(20)
Provision-related accretion expenses	(9)	(29)	(49)
Net foreign exchange gains (losses)	9	(23)	(7)
Net change in fair value of financial assets through profit or loss		(26)	(18)
Net change in fair value of derivatives			(5)
Other financial expenses	(24)	(21)	(20)
Financial expenses	(258)	(376)	(387)
Financial income and expenses, net	(200)	(314)	(282)
In 2024, financial income and expenses net decreased by EUR 32 million year-on-year, mainly due to higher interest income on cash and cash equivalents and net foreign exchange losses in 2023, partly offset by higher interest expenses and provision-related accretion costs. Net interest expense in 2024 was EUR 22 million lower than in 2023, mainly due to an increased cash position which was invested in short-term interest-bearing assets, partly offset by higher interest expenses. Interest expenses increased as a result of debt refinancing in 2024 and higher finance charges on lease contracts.
In 2023, financial income and expenses, net increased by EUR 114 million year-on-year, mainly due to fair value losses and net foreign exchange losses in 2023, compared with gains in 2022. The fair value losses mainly relate to Power Purchase Agreements for renewable energy, limited-life funds (mainly Gilde Healthcare) and other investments recognized at fair value through profit and loss. Furthermore, provision-related accretion expenses and net interest expense were higher in 2023 compared with 2022. Net interest expense in 2023 was EUR 21 million higher than in 2022, mainly due the issuance of new debt in 2022 and 2023 and the impact of increasing interest rates.